                                                                   EXHIBIT 10.2


CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.

                                SERVICES ADDENDUM

        THIS SERVICES ADDENDUM is effective as of August 1, 2001 and issued under the Development and License Agreement effective November 9, 1999 ("Agreement"), as amended contemporaneously herewith, by and between GENERAL MAGIC, INC. ("MAGIC"), a Delaware corporation having a principal place of business at 420 North Mary Avenue, Sunnyvale, California 94085 and ONSTAR CORPORATION ("ONSTAR"), a Delaware corporation having a principal place of business at 1400 Stephenson Highway, Troy, Michigan 48083.

        Any terms not defined herein shall have the same meaning as set forth in the Agreement.


I.      INTRODUCTION

        The objective of this Services Addendum is to allow OnStar to have access to certain dedicated personnel of Magic to (a) drive planned releases of the OnStar Service and develop various enhanced features and functionality for the OnStar Service; (b) support and enhance the OnStar Service; and (c) provide support for certain agreed upon network operations environments that are not covered by the existing Services Agreement, effective as of January 1, 2001 between OnStar and Magic.

II.     SCOPE OF WORK AND RESOURCES

        A. DESCRIPTION. While this Services Addendum is in effect and subject to
Section III (Assumptions, Dependencies, and Constraints), Magic will make available to OnStar at Magic's facility or other location agreed to by the parties (subject to reimbursement of reasonable travel expenses) during Magic's normal business working hours, and at other mutually agreed upon times on an as required basis, the number of dedicated personnel described below ("Dedicated Personnel") to address OnStar's requirements for the OnStar Service, and OnStar will pay to Magic the amounts set forth in Section IV (Pricing, Payment Terms, and Pricing Details) for the availability of such resources. These personnel will focus on the following activities for the OnStar Service: (a) system design and architecture; (b) software engineering; (c) build and release management;
(d) engineering services; (e) dialog design, implementation, and tuning; (f) program and project management; (g) support of testing including systems integration and user acceptance; (h) quality assurance; (i) maintenance of the then current production version of the OnStar Service; and (j) other related services as agreed to by the parties.

              ORGANIZATION                   POSITION               NUMBER
        Program Management       [**]                                [**]
        Engineering              [**]                                [**]
        Engineering              [**]                                [**]
        Engineering              [**]                                [**]
        Engineering              [**]                                [**]
        Engineering              [**]                                [**]
        Engineering              [**]                                [**]

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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        Engineering              [**]                                [**]
        Engineering              [**]                                [**]
        Quality Assurance        [**]                                [**]
        Speech and Language      [**]                                [**]
        Speech and Language      [**]                                [**]

                                                                   ---------
        Total                                                         18

        B. OTHER MATTERS. With each monthly invoice issued under this Services Addendum, Magic will provide OnStar with a labor report that details the utilization of the Dedicated Personnel during the month in performing services hereunder. Magic and OnStar will agree upon the format of this report within thirty (30) days after the execution of this Services Addendum by both parties. The parties agree to review the labor report on a monthly basis; in the event the report indicates that Dedicated Personnel are consistently working in excess of eight hours a day, or five days a week, the parties agree to reevaluate and increase as reasonably necessary the number of Dedicated Personnel committed to OnStar under this Agreement. OnStar will provide a single training session (and retraining as necessary for changes in processes), at no charge, to Magic's employees at Magic's facility in Sunnyvale, California, on SDP 21 and other processes that OnStar desires to be employed by the Dedicated Personnel. Cost for any additional training requested by Magic (including training to address turnover) shall be paid for by Magic. After these individuals receive such training, Magic will document development deliverables in accordance with SDP 21 on a going forward basis. If OnStar requires that Magic use any hardware, software and services in connection with the services to be provided hereunder and outside the normal course of Magic's business (such items to be identified by Magic promptly following OnStar's requirement of use of such hardware, software or services by OnStar), OnStar will notify Magic promptly in writing of these needs, and subject to OnStar's agreement to reimburse Magic for all costs incurred in obtaining such items ("Other Costs"), Magic will procure and obtain such items. Upon OnStar's request during the Term or upon expiration of this Addendum, Magic shall transfer to OnStar or its designee, ownership of leases or licenses of any or all such hardware, software or services. Such transfers of hardware shall be: (i) at net book value; and (ii) free and clear of all liens, security interests and other encumbrances. All transfers of hardware that is leased by Magic or software shall be subject to assumption by OnStar or its designee of any future leasehold or license liabilities in relation to such leased hardware and software.

        C. ONSTAR ACCESS TO MAGIC FACILITIES. Magic shall provide access to its facilities for such OnStar employees and at such times as the parties shall agree for the purposes of and to the extent reasonably necessary to collaborate on the services to be provided by Magic to OnStar hereunder ("OnStar Employees"). Magic acknowledges and agrees that OnStar may assign up to two of its employees to regularly work from Magic's facilities. OnStar Employees shall comply with all applicable security and work rules while on Magic's premises. Magic shall be responsible for providing to OnStar Employees office space and office furnishings, office/janitorial services and utilities in connection with such office space, all of which shall be consistent with those that Magic provides to the Dedicated Personnel.

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                                       2.


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III.    ASSUMPTIONS, DEPENDENCIES, AND CONSTRAINTS

        The following are assumptions, dependencies, and constraints for the services provided hereunder: (a) OnStar will provide a prioritization for all tasks to be performed with consultation and agreement from Magic; (b) the work to be performed will be undertaken at OnStar's request and in accordance with OnStar's reasonable instructions; (c) OnStar and Magic will each appoint a single point of contact to oversee the work efforts to be performed at their respective companies and to collaborate in performing prioritized tasks; (d) OnStar and Magic will regularly meet and have conference calls to ensure timely and accurate communication and coordination for work efforts to be performed;
(e) OnStar has the right to review resumes of and approve for hire, such approval not to be unreasonably withheld, all key personnel, provided OnStar responds within one (1) business day of submission of the resume by Magic to OnStar; (f) both parties agree to create an attachment to this Services Addendum within 30 days of the execution of this Services Addendum that outlines mutually agreeable metrics for the parties' performance of their obligations hereunder; if said attachment is not mutually agreed to within 30 days, this Services Addendum shall be suspended until such attachment is completed and incorporated in this Services Addendum; (g) both parties agree to further amend the Agreement within 60 days of the execution of this Services Addendum to specify the respective rights of each party in and to intellectual property created hereunder and under the Agreement; if said amendment is not mutually agreed to within 60 days, this Services Addendum shall be suspended until such amendment is completed; and (h) Magic may require up to sixty (60) days to staff positions in Section II (Scope of Work and Resources). In the event that Magic is unable to staff a position within 60 days, Magic and ONSTAR may engage mutually agreed upon third parties on a contractual basis until the position is filled.

IV.     PRICING, PAYMENT TERMS, AND PRICING DETAILS

        A. PRICING. While this Services Addendum is in effect, OnStar shall pay Magic on a monthly basis in accordance with Subsection B (Payment Terms) for the Dedicated Personnel provided under this Services Addendum as set forth in Subsection C (Pricing Details) (the "Monthly Charge"). If Magic does not make available during any given month the individuals for all such positions, it will notify OnStar and reduce the applicable Monthly Charge for such month for the positions that Magic does not fill for such month by the applicable discounted rate or portion thereof that applies to such positions. OnStar shall also reimburse Magic in accordance with Subsection B (Payment Terms) for any of the following costs incurred in the immediately prior month: (a) crisis management and holiday bonus costs ("Crisis Management and Holiday Bonuses") (on a pass-through basis) that Magic incurs according to Magic's Crisis Management and Holiday Bonus Policy as shown in Attachment 1 for the Dedicated Personnel; (b) travel expenses (on a pass-through basis) that Magic incurs with respect to the Dedicated Personnel pursuant to Section II.A (Description); and (c) mutually agreed Other Costs.

        B. PAYMENT TERMS. Magic will invoice OnStar on the 28th day of each month during the term hereof (or if the 28th falls on a holiday or weekend, then on the immediately preceding business day) for the Monthly Charge, together with any Crisis Management and Holiday Bonuses, travel expenses and mutually agreed Other Costs incurred under this Services Addendum for that month. OnStar will pay each invoice on the 2nd day of the 2nd calendar month following the date of the invoice. Upon execution hereof, Magic will invoice OnStar, and OnStar shall promptly pay, the amount of $483,817, which amount shall be applied to any




                                       3.


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amounts due from OnStar in consideration of services rendered during the twelfth month of this Agreement.

        C. PRICING DETAILS. The following is a summary of the discounted rate per month that OnStar shall pay to Magic for the below number of individuals assigned to the below positions:

                                                                         Discounted
                                          Standard Rate per             Rate per day     Discounted
     Organization          Position       day per employee     Number        30%       Rate per month
Program Management     [**]                     [**]            [**]         [**]           [**]
Engineering            [**]                     [**]            [**]         [**]           [**]
Engineering            [**]                     [**]            [**]         [**]           [**]
Engineering            [**]                     [**]            [**]         [**]           [**]
Engineering            [**]                     [**]            [**]         [**]           [**]
Engineering            [**]                     [**]            [**]         [**]           [**]
Engineering            [**]                     [**]            [**]         [**]           [**]
Engineering            [**]                     [**]            [**]         [**]           [**]
Engineering            [**]                     [**]            [**]         [**]           [**]
Engineering            [**]                     [**]            [**]         [**]           [**]
Quality Assurance      [**]                     [**]            [**]         [**]           [**]
Speech & Language      [**]                     [**]            [**]         [**]           [**]
Speech & Language      [**]                     [**]            [**]         [**]           [**]
Speech & Language      [**]                     [**]            [**]         [**]           [**]

                                                             ------------------------------------------
        Total                                                    18        $23,330        $483,817

        D. ADDITIONAL PERSONNEL. If OnStar or Magic anticipates that additional personnel resources may be required to perform any services requested by OnStar hereunder, then OnStar or Magic will notify the other party promptly of the need for such resources, and if OnStar and Magic agree to add such resources at the appropriate billing rate, then OnStar and Magic will add such resources and adjust immediately the Monthly Charges to be paid by OnStar to Magic under this Services Addendum.

        E. SUPPORT PAYMENT. For the period during which this Services Addendum is in effect, payment of the fees due hereunder shall be in lieu of payment of the Support Fee for such period under Section 6.5 of the Agreement.

V.      HIRE

        OnStar and Magic agree that during the Service Addendum Term (defined below) and for 12 months thereafter they will not solicit for hire or offer employment to any person employed

[**] CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
     THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.




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then or within the preceding 12 months by the other without the prior written approval of the other party.

VI.     TERM AND TERMINATION

        A. TERM. This Services Addendum will commence on July 1, 2001 and, unless earlier terminated according to the provisions below, will remain in effect for the one (1) year period beginning immediately thereafter (the "Initial Term"). This Services Addendum is subject to renewal for subsequent, one-year periods (each a "Renewal Term") upon OnStar's written notice of renewal to Magic at least 120 days before the expiration of the Initial Term or any then-current Renewal Term. At least one hundred fifty (150) days before the commencement of each Renewal Term, Magic will notify OnStar in writing of any adjustments to the pricing for the positions set forth in Subsection C. for such Term.

        B. TERMINATION. This Addendum may be terminated by either Party for cause upon written notice to the other Party if (i) the other Party has committed a material breach of this Addendum and (ii) the other Party has not cured such material breach within thirty (30) days after receipt of written notice of such material breach.

        C. TERMINATION FOR CHANGE OF CONTROL OF GENERAL MAGIC. In the event (i) of a sale of all or substantially all of the assets of Magic; or (ii) any "person" (as the term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities of Magic under an employee benefit plan of Magic, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Magic representing 50% or more of the outstanding shares of common stock of the company, or representing 35% or more of the combined voting power of the company's then outstanding securities entitled to vote generally in the election of directors, where OnStar reasonably determines, in its sole discretion, that any such event has created a substantial uncertainty as to Magic's continued ability to perform the services or a conflict of interest between Magic and OnStar, OnStar may terminate this Agreement on at least 60 days notice to Magic.

        D. TERMINATION FOR INSOLVENCY. In the event that either party is unable to pay its debts generally as they come due or is declared insolvent or bankrupt, is the subject of any proceedings relating to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, then the other party hereto may, by giving written notice thereof to such party, terminate the Agreement as of the date specified in the notice of termination.

        E. SURVIVAL. The terms of this Services Addendum that by their sense and context are intended to survive shall survive expiration or termination of this Agreement, including Section V (Hire).





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VII.    APPROVAL OF SERVICES ADDENDUM

        OnStar and Magic hereby accept and approve of this Services Addendum. The provisions in the Agreement, as amended, and this Services Addendum set forth the entire understanding between OnStar and Magic regarding the subject matter of this Services Addendum. If there is a conflict between the provisions of this Services Addendum and the Agreement, as amended, the provisions of this Services Addendum, will prevail.


ONSTAR CORPORATION                        GENERAL MAGIC, INC.

/s/ Don Butler                            /s/ K. M. Layton
--------------------------------          -------------------------------
Signature                                 Signature

Don Butler                                K. M. Layton
--------------------------------          -------------------------------
                                          Name

VP--Virtual Advisor                       President & CEO
--------------------------------          -------------------------------
Title                                     Title

7/30/01                                   7/31/01
--------------------------------          -------------------------------
Date                                      Date



#146311- SERVICE ADDENDUM TO DEVELOPMENT AND LICENSE AGREEMENT



                                       6.


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                                  ATTACHMENT #1


CRISIS MANAGEMENT AND HOLIDAY BONUS POLICY

ELIGIBILITY:
This policy applies only to exempt employees working on the OnStar Project. Non-exempt employees will be paid based on actual hours worked and are not eligible under this policy.

CRISIS MANAGEMENT BONUS:
When operating requirements or other needs cannot be met during your regularly scheduled working hours, you may be asked to work additional hours in order to handle a systems failure or other crisis of similar magnitude or import to the OnStar Service ("Crisis"). When possible, advance notification of these assignments will be provided. If you are selected by your manager to assist in resolving the Crisis in addition to your regularly scheduled hours, you will be compensated with a bonus equal to 5% to 10% of your weekly base salary rate, for each Crisis you participate in, regardless of the amount of time the actual Crisis takes to complete.

This bonus is also designed to compensate you for the inconvenience caused by being required to return to work over the weekend, due to a Crisis. If you are called back to work, outside your regularly scheduled working hours on the weekend, you will be compensated with a bonus equal to 20% of your weekly base salary rate, for each Crisis you respond to, regardless of the amount of time the actual Crisis takes to resolve.


HOLIDAY BONUS:

If an employee is required to work during a holiday, they are compensated for the holiday in addition to a bonus equal to 40% of their weekly base salary.

Any employee scheduled to work the Saturday and Sunday after the Thanksgiving Holiday and the Saturday and Sunday during the Christmas shutdown will be compensated as holiday pay.


APPROVALS:
All bonuses are submitted by managers by using a status change form, along with signature from Department Head.





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